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                                                                   Exhibit 10.26

                              BLYTH HOLDINGS, INC.

                 REGULATION S SECURITIES SUBSCRIPTION AGREEMENT

       THE DEBENTURES BEING SUBSCRIBED FOR HEREIN AND THE COMMON STOCK ISSUABLE UPON CONVERSION OF THE DEBENTURES HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION ("THE COMMISSION") UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES COMMISSION OF ANY STATE UNDER ANY STATE SECURITIES LAW. THEY ARE BEING OFFERED PURSUANT TO A SAFE HARBOR FROM REGISTRATION UNDER REGULATION S ("REGULATION S") PROMULGATED UNDER THE ACT. THE SECURITIES MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO U.S. PERSONS (AS SUCH TERM IS DEFINED IN REGULATION
S) UNLESS THE SECURITIES ARE REGISTERED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, OR SUCH OFFERS, SALES AND TRANSFERS ARE MADE PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS.

       THIS SUBSCRIPTION AGREEMENT DOES NOT CONSTITUTE AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO BUY, ANY OF THE SECURITIES OFFERED HEREBY TO ANY PERSON IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION WOULD BE UNLAWFUL. INVESTMENT IN SUCH SECURITIES INVOLVES A HIGH DEGREE OF RISK. IN MAKING AN INVESTMENT DECISION, INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE COMPANY AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND THE RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED, APPROVED OR DISAPPROVED BY ANY U.S. FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT REVIEWED, PASSED UPON, CONFIRMED OR DETERMINED THE ACCURACY OR ADEQUACY OF THIS DOCUMENT OR ANY INFORMATION PROVIDED BY THE COMPANY TO POTENTIAL INVESTORS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

       This Regulation S Securities Subscription Agreement (the "Agreement") is executed by the undersigned (the "Subscriber") in connection with the offering (the "Offering") and subscription by the undersigned for 8% convertible Debentures (the "Debentures") of Blyth Holdings, Inc., a Delaware Corporation (the "Company"), due on June 3, 1999, and offered in denominations of at least Fifty Thousand Dollars ($50,000) and integral multiples of Ten Thousand Dollars ($10,000) in excess thereof up to a maximum aggregate principal amount of Seven Million Three Hundred Fifty Thousand Dollars ($7,350,000). The terms of the Debentures, including the terms on which the Debentures may be converted into common stock, $.01 par value of the Company (the "Common Stock"), are set forth in the Debentures, substantially in the form attached hereto as Exhibit A. The
                                                                ---------
solicitation of this subscription and, if accepted by the Company, the offer and sale of Debentures, are being made in reliance upon the provisions of Regulation
S. The Debentures and the shares of Common Stock issuable upon conversion thereof (the "Shares") are sometimes referred to herein collectively as the "Securities." The Subscriber wishes to subscribe for Debentures in the amount set forth in Section 19 in accordance with the terms and conditions of the form of Debenture and this Agreement.


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It is agreed as follows:

1. Offer to Subscribe; Purchase Price; Closing; Placement Fees; and Conditions to Subscriber's Obligations.

     1.1  Offer by Subscriber; Purchase Price.  Subject to satisfaction of the
          -----------------------------------
          conditions to Closing set forth below, the Subscriber hereby subscribes for and agrees to purchase the aggregate principal amount of Debentures for a purchase price set forth in Section 19 of this Agreement.

     1.2  Closing.  The closing of the sale and purchase of the Debentures
          -------
          ("Closing") will occur upon (i) the satisfaction of all conditions described in Section 1.4 of this Agreement, (ii) sale in this Offering of at least Three Million Dollars ($3,000,000) of aggregate principal amount of Debentures (the "Minimum Amount"), and no more than Seven Million Three Hundred Fifty Thousand Dollars ($7,350,000) of aggregate principal amount of Debentures (the "Maximum Amount"), and (iii) the satisfaction (or waiver) of all conditions required by the Escrow Agreement ("Escrow Agreement"), defined as the agreement among the Company, Swartz Investments, LLC ("Placement Agent") and First Union National Bank ("Escrow Agent") regarding this Offering. As soon as subscriptions for at least the Minimum Amount have been accepted by the Company, in accordance with the terms of this Agreement, the Company shall close on the Minimum Amount (the "First Closing"). Thereafter, the Company may conduct one or more additional Closings until the Maximum Amount has been reached.

     1.3  Placement Fees.  The parties hereto acknowledge that the Placement
          --------------
          Agent for this Offering will be compensated by the Company in cash and warrants to purchase Common Stock of the Company. The Placement Agent has acted solely as placement agent in connection with the Offering by the Company of the Debentures pursuant to this Agreement. The information and data contained in the Disclosure Documents (as defined in Section 2.2 below) including, but not limited to, the Risk Factors (as discussed in Section 2.3 below) have not been subjected to independent verification by Placement Agent, and no representation or warranty is made by Placement Agent as to the accuracy or completeness of the information contained in the Disclosure Documents, including any Risk Factors, or any tax advice or legal advice.

     1.4  Conditions to Subscriber's Obligations.  The Subscriber's obligations
          --------------------------------------
          hereunder are further conditioned upon the following:

          (i) the following documents have been deposited with the Company's Escrow Agent: the Registration Rights Agreement, substantially in the form attached hereto as Exhibit B (executed by the
                                              ---------
               Company), the Opinion of Counsel, substantially in the form attached hereto as Exhibit C (signed by Company's counsel), the
                                  ---------
               Irrevocable Instructions to Transfer Agent, substantially in the form attached hereto as Exhibit D (executed by Company and
                                       ---------
               transfer agent) and the Subscriber's Debenture(s) executed by the Company, substantially in the form attached hereto as Exhibit A;
                                                                     ---------

          (ii) the Common Stock issuable upon conversion of the Debenture has been listed on the National Association of Securities Dealers, Inc.'s ("Nasdaq") National Market System or Small Capitalization System, subject to official notice of issuance;

          (iii)the representations and warranties of the Company are true and correct in all
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               material respects as of the Closing as if made on
               such date, and the Company shall deliver an officer's certificate, signed by at least one officer of the Company, to such effect to the Escrow Agent;

          (iv) there have been no material adverse changes in the Company's business prospects or financial condition since the date of the Company's balance sheet dated December 31, 1995; and

          (v) the Company shall have reserved for issuance upon conversion of the Debentures a sufficient number of shares of Common Stock which number of shares shall initially be Four Million (4,000,000) shares.

2. Subscriber's Representations and Covenants; Access to Information; Independent Information; And Independent Investigation.

     The Subscriber hereby makes the following representations and warranties to the Company (which shall be true at the signing of this Agreement, as of Closing, and as of any such later date as contemplated hereunder) and agrees with the Company that:

     2.1  Offshore Transaction.  The Subscriber represents and warrants to the
          --------------------
          Company that (i) Subscriber is not a U.S. person ("U.S. person") as that term is defined in Rule 902(o) of Regulation S (a copy of which definition is attached as Exhibit E) including, without limitation if
                                    ---------
          a corporation or partnership, (a) it is organized under the laws of a jurisdiction other than the United States and (b) if organized by a U.S. person principally for the purpose of investing in securities not registered under the Act, it was organized or incorporated and is owned by accredited investors (as defined in Rule 501(a) of Regulation D under the Act) who are not natural persons, estates or trusts; (ii) the Securities were not offered to the Subscriber in the United States and at the time of execution of this Subscription Agreement the Subscriber was physically outside the United States; (iii) the Subscriber is purchasing the Securities for its own account and not on behalf of or for the benefit of any U.S. person and the sale and resale of the Securities have not been prearranged with any U.S. person or buyer in the United States; (iv) the Subscriber agrees, and to the knowledge of the Subscriber, without any independent investigation, each distributor, if any, participating in the offering of the Securities, has agreed, that all offers and sales of the Securities prior to the expiration of a period commencing on the date of the last closing of a sale and purchase of Debentures (the "Last Closing") and ending forty (40) days thereafter (the "Restricted Period") shall not be made to U.S. persons or for the account or benefit of U.S. persons and shall otherwise be made in compliance with the provisions of Regulation S; (v) subscriber is not an underwriter, dealer, or other person who participates, pursuant to a contractual arrangement, in the distribution of the Securities offered or sold in reliance on Regulation S; and (vi) Subscriber is not an underwriter of the Securities within the meaning of Section 2(11) of this Act.
          During the Restricted Period, Subscriber shall not engage in any activity for the purpose of, or which could reasonably be expected to have the effect of, conditioning the market in the U.S. for the Securities.

     2.2  Subscriber's Independent Investigation.  The Subscriber, in offering
          --------------------------------------
          to subscribe for the Securities hereunder, has relied solely upon an
          (i) independent investigation of the Company made by it and its representatives, if any, and (ii) the representations, warranties and disclosure statements of the Company set forth herein and in the Disclosure Documents (as defined below). Subscriber, prior to the date hereof, has been given access to and the opportunity to examine all publicly available books and records of the Company, and all material contracts and documents of the Company

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          which have been filed as exhibits to the Company's filings made under the Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), through publicly available means. Subscriber has been provided with copies of the Company's (i) Annual Report on Form 10-K for the year ended March 31, 1995; (ii) Quarterly Report on Form 10-Q for the quarters ended June 30, 1995, September 30, 1995 and December 30, 1995; (iii) any reports on Form 8-K filed under the Exchange Act since the date of such Form 10-K; (iv) Risk Factors, attached as Exhibit F; (v) Capitalization Table, attached as Exhibit G; and (vi)
          ---------                                        ---------
          Use of Proceeds, attached as Exhibit H (collectively, the "Disclosure
                                       ---------
          Documents"). In making its investment decision to purchase the Debentures, the Subscriber is not relying on any oral or written representations or assurances from the Company or any other person or any representation of the Company or any other person (including, without limitation, the analyst report sent by Placement Agent to Subscriber dated May 16, 1996) other than as set forth in this Agreement, or the Disclosure Documents. The Subscriber is an accredited investor as defined in Rule 501 of Regulation D, a copy of which definition is attached hereto as Exhibit I. The Subscriber
                                                 ---------
          assumes, without any independent investigation, that neither the Company nor Placement Agent has offered the Debentures to any Subscribers in the U.S. or to any U.S. person unless such U.S. person is a professional fiduciary of a non-U.S. person (as defined in Section (o) (2) through (o) (4) of rule 902 of Regulation S).

     2.3  Subscriber's Economic Risk.  The Subscriber understands and
          --------------------------
          acknowledges that an investment in the Securities involves a high degree of risk. Subscriber acknowledges that there are limitations on the liquidity of the Securities. The Subscriber represents that the Subscriber is able to bear the economic risk of an investment in the Securities, including a possible total loss of investment. In making this statement, the Subscriber hereby represents and warrants to the Company that the Subscriber has adequate means of providing for the Subscriber's current needs and contingencies; that Subscriber is able to afford to hold the Securities for an indefinite period; and that Subscriber further represents Subscriber has such knowledge and experience in financial and business matters that the Subscriber is capable of evaluating the merits and risks of the investment in the Securities to be received by the Subscriber. Further, the Subscriber represents, as of the date of signing this Agreement, that the Subscriber has no present need for liquidity in the Securities and the Subscriber is willing to accept such investment risks.

     2.4  No Government Recommendation or Approval.  The Subscriber understands
          ----------------------------------------
          that no United States federal or state agency, or similar agency of any other country, has reviewed, approved, passed upon or made any recommendation or endorsement of the Company, the Offering or the subscription for the Securities.

     2.5  No Directed Selling Efforts in Regard to this Transaction.  To the
          ---------------------------------------------------------
          knowledge of the Subscriber, without any independent investigation, neither the Company, Placement Agent, nor any distributor participating in the Offering (if any), nor any person acting for the Company, Placement Agent or any such distributor, has conducted any "directed selling efforts" in the United States as the term "directed selling efforts" is defined in Rule 902(b) of Regulation S, which, in general, means any activity undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for any of the Securities being offered in reliance on Regulation S. Such activity includes, without limitation, the mailing of printed material to investors residing in the United States, the holding of promotional seminars in the United States, and the placement of advertisements with radio or television stations broadcasting in the United States or in publications with a general circulation in the United States, that refers to the offering of the Securities in reliance on Regulation S.

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     2.6  Company's Reliance on Representations of Subscribers.  This Agreement
          ----------------------------------------------------
          is made by the Company with each Subscriber in reliance upon such Subscriber's representations and covenants made in this Section 2, which reliance by his, her or its execution of this Agreement the Subscriber hereby confirms.

     2.7  Securities Not Registered Under the Act or Any State Act.  Subscriber
          --------------------------------------------------------
          understands that the Debentures and the Common Stock issuable upon conversion of the Debentures have not been registered under the Act or any state securities laws ("State Acts") and are being offered and sold pursuant to Regulation S based in part upon the representations of Subscriber contained herein. The Common Stock does, however, carry certain registration rights as set forth in the Registration Rights Agreement, substantially in the form of Exhibit B (see Section 7.4
                                                  ---------
          below) executed by the parties hereto.

     2.8  No Public Solicitation.  Subscriber knows of no public solicitation or
          ----------------------
          advertisement of an offer in connection with the proposed issuance and sale of the Securities.

     2.9  Investment Intent.  Subscriber is acquiring the Debentures to be
          -----------------
          issued and sold hereunder (and the Shares issuable upon conversion of the Debentures) for his, her or its own account (or a trust account if such Subscriber is a trustee) for investment and not as a nominee and not with a view to the distribution thereof. Subscriber understands that Subscriber must bear the economic risk of this investment indefinitely unless such Debentures or such Shares are registered pursuant to the Act and any applicable State Acts, or an exemption from such registration is available, and that the Company has no present intention of registering any such sale of the Debentures or Shares other than as contemplated by the Registration Rights Agreement. Subscriber represents and warrants to the Company, as of the date of this Agreement, that Subscriber has no present plan or intention to sell the Debentures or the Shares in the United States at any predetermined time, and has made no predetermined arrangements to sell the Debentures or the Shares. Subscriber covenants that neither Subscriber nor its affiliates nor any person acting on its or their behalf has entered, has the intention of entering, or will enter into any put option, short position or other similar instrument or position in the U.S. with respect to the Debentures or Common Stock of the Company anytime after the earlier of (i) the time Subscriber first received the term sheet (the "Term Sheet") concerning this Offering and (ii) the time that Subscriber was first notified by Placement Agent of the existence of the Offering (the earlier of which is referred to as the "Time of Notification of the Offering") until the end of the Restricted Period, or for the intended purpose of lowering the price at which the Debentures are convertible into Shares.

     2.10 Subscriber Not to Sell or Transfer Securities in Violation of the
          -----------------------------------------------------------------
          Securities Laws. Subscriber covenants that he, she or it will not
          ---------------
          knowingly make any sale, transfer or other disposition of the Debentures or the Shares in violation of (1) the Act (including Regulation S), the Exchange Act, any applicable State Acts or the rules and regulations of the Commission or of any state securities commissions or similar state authorities promulgated under any of the foregoing, or (2) any applicable securities laws of jurisdictions outside the United States and the rules and regulations thereunder, or
          (3) the terms of this Agreement.

     2.11 Subscriber's Power and Authority.  Subscriber has the full power and
          --------------------------------
          authority to execute, deliver and perform this Agreement. This Agreement, when executed and delivered by Subscriber, will constitute a valid and legally binding obligation of

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          Subscriber, enforceable in accordance with its terms.

     2.12 Signatory's Representation.  The signatory to this Agreement hereby
          --------------------------
          represents and warrants that he, she or it is either:

          (a) not a U.S. person (as defined in Regulation S), and is not located in the U.S. at the time of signing this Agreement, or

          (b)  a professional fiduciary of Subscriber (as described in Section
               (o)(2) through (o)(4) of Rule 902 of Regulation S), acting solely in his capacity as holder of such account, as a fiduciary, executor, administrator, or trustee, and has completed and signed the accompanying Certificate (Exhibit J) and forwarded it to
                                             ---------
               Placement Agent.

     2.13 No Tax Advice From Company or Its Agents.  Subscriber has reviewed
          ----------------------------------------
          with his, her or its own tax advisors the foreign, U.S. federal, state and local tax consequences of this investment, and the transactions contemplated by this Agreement. Subscriber is relying solely on such advisors and not on any statements or representations of the Company, Placement Agent or any of their agents and understands that Subscriber (and not the Company) shall be responsible for the Subscriber's own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

     2.14  No Legal Advice from Company or Its Agents.  Subscriber acknowledges
           ------------------------------------------
          that he, she, or it has had the opportunity to review this Agreement and the transactions contemplated by this Agreement with his, or her or its own legal counsel. Subscriber is relying solely on such counsel and not on any statements or representations of the Company, Placement Agent or any of their agents for legal advice with respect to this investment or the transactions contemplated by this Agreement, except for the representations, warranties and covenants set forth herein and in the opinion provided for in paragraph 7.3 herein.

     2.15  Offering Material Statements.  Subscriber acknowledges that all
           ----------------------------
          offering materials and documents received by it in connection with the offers and sales of the Securities included statements to the effect of those contained in the first legend set forth on the first page of this Agreement.

     2.16  No Scheme to Evade Registration.  Subscriber's acquisition of the
           -------------------------------
          Debentures is not a transaction (or any element of a series of transactions) that is part of a plan or scheme to evade the registration provisions of the Act.

3.   Resales of Securities by Subscriber.

     Subscriber acknowledges, covenants and agrees that the Securities may and will only be resold by it in the U.S. (a) in compliance with Regulation S and applicable State Acts, if any; or (b) pursuant to an exemption from registration under the Act other than Regulation S; or (c) pursuant to an effective and current Registration Statement under the Act. In addition, in connection with any resale of the Debentures in accordance with clause (a) or (b), above, the Subscriber will deliver to the Company and will cause the purchaser to deliver to the Company the documents described in Section 3.1 and 3.2 below, respectively:

     3.1.  Documents to be Delivered for Offshore Regulation S Resales.  If any
           -----------------------------------------------------------
           Debenture is being resold to an offshore purchaser in compliance with Regulation S:

           1. Sales Agreement, executed by Subscriber and purchaser (substantially in the

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                form of Exhibit K);
                        ---------

          2. Seller Representation Letter to Offshore Purchaser (substantially in the form of Exhibit L);
                              ---------

          3.   Purchaser Representation Letter (substantially in the form of

               Exhibit M);
               ---------

          4.   Assignment (substantially in the form of Exhibit N); and
                                                        ---------

          5.   Seller's Instruction Letter (substantially in the form of
               Exhibit O).
               ---------


     3.2  Documents to be Delivered for Resales into the United States.  If any
          ------------------------------------------------------------
          Debenture is being resold to a purchaser in the U.S. pursuant to an exemption from registration under the Act:

          1. Sales Agreement, executed by both Subscriber and purchaser (substantially in the form of Exhibit K);
                                             ---------

          2. Seller Representation Letter to U.S. Purchaser (substantially in the form of Exhibit P);
                           ---------

          3.   Purchaser Representation Letter (substantially in the Form of

               Exhibit M);
               ---------

          4.   Assignment (substantially in the form of Exhibit N); and
                                                        ---------

          5.   Seller's Instruction Letter (substantially in the form of
               Exhibit O).
               ---------

          Upon receipt of the executed documents listed above, the Company will effect the transfer of the Debentures on the Company's books and will issue and deliver new Debentures in the purchaser's name (and, in the case of a resale pursuant to Section 3.2 after the Restricted Period, free of any restrictive legend) within three (3) business days of such receipt. The provisions of this Section 3 shall not apply to subsequent resales of Debentures that have previously been sold by Subscriber in compliance with this Section 3, and the Company shall or shall cause the Transfer Agent to remove the Legend on any subsequent resale after the Restricted Period.

4.        Legends; Subsequent Sale of Securities.

     4.1  Debenture Legend. Upon issuance, the Debenture shall bear a
          ----------------
          legend substantially in the form of the first legend set forth on the first page of this Agreement and any other legend or legends as reasonably required to comply with the state, U.S. federal, or foreign law.

     4.2  Removal of Debenture Legend for Pledge With a Margin Account.
          ------------------------------------------------------------
          Upon the submission, at any time after the expiration of forty
          (40) days after the Last Closing, by Subscriber of a written request for removal of the restrictive legend for the purpose of a bona fide pledge or deposit of Debentures with a margin account, together with the Debentures for which legend removal is being requested and a Certificate substantially in the form of Exhibit Q, the Company shall immediately re-issue the Debentures
          ---------
          without any restrictive legend, and the Company shall irrevocably instruct its designated transfer agent ("Transfer Agent") to do so, assuming that there are no changes in the material facts set forth in Section 2 of this Agreement or applicable law from the date hereof until the date of such submission. Except for the requirements otherwise set forth in this Agreement, and assuming there

7
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          are no changes after the date hereof in the material facts set forth in Section 2 of the Agreement (other than subsections which by their terms would be inapplicable at such time) or applicable law, no action other than as set forth in this Section
          4.2 shall be required of the Subscriber to remove the restrictive legend (unless such pledge or deposit would constitute a violation of securities law).

     4.3  The Shares Obtained Upon Conversion.
          --------------------------------------

          (a) No Restrictive Legend. Assuming that there are no changes in the material facts set forth in Section 2 of this Agreement (other than subsections which by their terms would be inapplicable at such time) or applicable law from the date hereof until the Date of Conversion (as that term is defined in the Debentures) of the Debentures by Subscriber, the Shares so obtained shall not bear any restrictive legend, nor shall any stop order be placed on the books of the Transfer Agent, provided that the Subscriber delivers to the Company a Notice of Conversion in the form attached hereto as Exhibit R (the "Notice of Conversion").
                                  ---------

          (b) Subscriber's Rights in the Event Shares Issued with a Restrictive Legend. In the event that the Company issues Shares with a restrictive legend upon Conversion by the Subscriber and there have been no changes in the material facts set forth in Section 2 of this Agreement (other than subsections which by their terms would be inapplicable at such time) or applicable law from the date hereof until the Date of Conversion, then Subscriber, at its option, may require the Company immediately to either (i) redeem the Debentures submitted for conversion at the redemption price determined under Section 5(a)(i) of the Debentures or (ii) demand (without any other Subscriber's participation) that the Company file a registration statement under the Act covering the registration of the Common Stock which has been issued with such restrictive legend and the Common Stock issuable upon conversion of such Subscriber's remaining Debentures then outstanding pursuant to the terms of the Registration Rights Agreement; provided, however, that nothing hereunder shall affect any other Subscriber's rights under the terms of the Registration Rights Agreement.

          (c) Issuance of Additional Shares. In the event that the applicable Conversion Price, as that term is defined in the Debenture (the "Resubmission Conversion Price") for (i) the date that such registration statement demanded under Section 4.3(b) above becomes effective, or (ii) the date that the Company reissues and delivers to Subscriber such Shares without restrictive legend, whichever is earlier (the "Resubmission Date"), is less than the applicable Conversion Price on the date that the Subscriber initially submitted such Debentures for conversion, then the Company shall issue additional Shares of Common Stock to Subscriber equal in number to the difference between the number of Shares initially issued upon conversion and the number of Shares to which the Subscriber would have been entitled had the Resubmission Conversion Price been in effect on such Resubmission Date.

          (d) Payment for Failure to Register. The Company shall pay to a Subscriber who has demanded registration under Section 4.3(b) an amount equal to five percent (5%) per month of the aggregate principal amount of such Subscriber's Debentures which were outstanding immediately prior to the delivery of the Notice of Conversion contemplated under Section 4.3(a), compounded monthly and accruing daily, payable in cash by the fifth (5th) day of the month following such demand and the fifth (5th) day of each month thereafter that (i) a registration statement demanded under
               Section 4.3(b) is not effective, or (ii) the Company has not re-issued and delivered to Subscriber Shares without a restrictive legend, whichever is earlier.

     4.4  The Company's Instructions to Transfer Agent. The Company will issue
          --------------------------------------------
          to its Transfer Agent an irrevocable instruction letter (the "Irrevocable Instructions to Transfer Agent") substantially in the form of Exhibit D to convert the Subscriber's Debentures to Common
                  ---------
          Stock (in accordance with the Debenture and so long as Section 4.3 is complied with, free of any restrictive legend) upon receipt of a valid Notice of Conversion from a Subscriber and the original Debentures, and such other documents as are required by this Agreement or the Debenture. The Company covenants and agrees that, in the event the Company's agency relationship with its Transfer Agent should be terminated for any reason prior to a date which is three (3) years after the Last Closing, the Company shall immediately appoint a new transfer agent, and shall require that such transfer agent execute, and agree to be bound by the terms of, the same Irrevocable Instructions to Transfer Agent.

     5.   Capital Raising Limitations; Rights of First Refusal.

          5.1 Capital Raising Limitations. The Company shall not issue any debt or equity securities for cash in private capital raising transactions ("Future Offerings") for a period beginning on the date of the First Closing and ending one hundred twenty (120) days after the Last Closing without obtaining the prior written approval of Subscribers holding a majority of the purchase price of Debentures then outstanding.

          5.2  Subscriber's 240 Day Right of First Refusal. The Company will not
               -------------------------------------------
               conduct any Future Offerings for a period beginning on the date hereof and ending one hundred eighty (180) days after the Last Closing without delivering to the Subscriber, at least seven (7) days prior to the closing of such issuance, written notice describing the proposed issuance and the terms upon which such securities are being issued, and providing the Subscriber the option during such seven (7) day period to purchase the securities being offered in the Future Offerings on the same terms as contemplated by such Future Offerings and in the amount set forth below (the limitations referred to in this and the immediately preceding sentence are collectively referred to as the "Capital Raising Limitation").

          5.3  Amount of Subscriber's Right of First Refusal.  The amount of
               ---------------------------------------------
               securities which a Subscriber is entitled to purchase in such a Future Offering shall be a number obtained by multiplying the aggregate amount of securities being offered in the Future Offering by a fraction, the numerator of which is the purchase price of the Debentures purchased by the Subscriber pursuant to this Agreement and the denominator of which is the aggregate dollar amount of Debentures placed in this Offering.

          5.4  Exceptions to the Capital Raising Limitation. The Capital Raising
               --------------------------------------------
               Limitation shall not apply to any transaction involving the Company's commercial banking arrangements or issuances of securities in connection with a merger, consolidation or purchase or sale of assets, or in connection with or as part of the same transaction as a joint venture or other acquisition or disposition of a business, a product or a license by the Company or exercise of options by employees, consultants or directors or any transaction with a strategic corporate partner. The Capital Raising Limitation also shall not apply to the issuance of securities upon exercise or conversion of the Company's options, warrants or other convertible securities outstanding as of the date of the Last Closing, or to the grant of additional options or warrants, or the issuance of additional securities, under any Company stock option, or restricted stock plan. Additionally, the Capital Raising Limitation shall not apply to any public offerings undertaken by the Company. Also, the Capital Raising Limitation shall not apply to any corporation which acquires the Company or any corporation into the Company is merged if the Company is not the surviving corporation.

6.   Representations and Warranties of Company.

     The Company hereby makes the following representations and warranties to the Subscribers (which shall be true at the signing of this Agreement and as of any Closing date) and agrees with the Subscribers that:

     6.1  Organization, Good Standing, and Qualification.  The Company is a
          ----------------------------------------------
          corporation duly organized, validly existing and in good standing under the laws of state of Delaware and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on the business or properties of the Company and its subsidiaries taken as a whole. The Company is not the subject of any pending or, to its knowledge, threatened investigation or administrative or legal proceeding by the Internal Revenue Service, the taxing authorities of any state or local jurisdiction, or the Securities and Exchange Commission which have not been disclosed in the reports referred to in
          Section 2.2 above.

     6.2  Corporate Condition. The Company's condition was, in all material
          -------------------
          respects, as described in the Disclosure Documents at the respective dates thereof, including without limitation the reports filed pursuant to the Exchange Act and described in Section 2.2. There has been no material adverse change in the Company's business, financial condition or prospects since December 31, 1995. The Disclosure Documents are true and correct, in all material respects, and the financial statements contained in the Disclosure Documents have been prepared in accordance with generally accepted accounting principles, consistently applied, and fairly present the financial position and results of operation and cash flows of the Company on a consolidated basis, for the periods then ended. Without limiting the foregoing, there are no material liabilities, contingent or actual, that are not disclosed in the Disclosure Documents. The Company has paid all material taxes which are due, except for taxes which it reasonably disputes. There is no material claim, litigation, or administrative proceeding pending, or to the best of the Company's knowledge, threatened against the Company, except as disclosed in the Disclosure Documents. This Agreement and the Disclosure Documents do not contain any untrue statement of a material fact and do not omit to state any material fact required to be stated therein or herein necessary to make statements contained therein or herein not misleading in the light of the circumstances under which they were made.

     6.3  Authorization.  All corporate action on the part of the Company by its
          -------------
          officers, directors and shareholders necessary for the authorization, execution and delivery of this Agreement, the Registration Rights Agreement, the Irrevocable Instructions to Transfer Agent, the Escrow Agreement, the performance of all obligations of the Company hereunder and the authorization, issuance and delivery of the Debentures being sold hereunder and issuance (and reservation for issuance) of the Common Stock obtainable on conversion of the Debentures have been taken, and this Agreement, the Registration Rights Agreement, the Irrevocable Instructions to Transfer Agent, and the Escrow Agreement constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms. The Company has obtained all consents and approvals required for it to execute, deliver, and perform this Agreement. The Company is not in violation of or default under any provisions of its Articles of Incorporation or By-laws, as amended and in effect on and as of the date of this Agreement, or of any material provision of any instrument or contract to which it is a party or by which it is bound or of any material provision of any federal or state judgment, writ, decree, order, statute, rule or governmental regulation applicable to the Company except where such violation, default and/or conflict would have no material adverse affect on the Company's business prospects or financial condition, or on the transaction contemplated herein. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument or contract or an event which results in the creation of any lien, charge or encumbrance upon any assets of the Company.

     6.4  Valid Issuance of Securities.  The Debentures, when issued, sold and
          ----------------------------
          delivered in accordance with the terms hereof for the consideration expressed herein, will be validly issued and binding obligations of the Company, enforceable in accordance with their terms, and, based in part upon the representations of the Subscriber in this Agreement, will be issued in compliance with all applicable U.S. federal and state securities laws. The Common Stock issuable upon conversion of the Debentures, when issued in accordance with the terms of the Debentures, shall be duly and validly issued and outstanding, fully paid and nonassessable, and based in part on the representations and warranties of Subscriber of the Debentures, will be issued in compliance with all applicable U.S. federal securities laws and State Acts. The Shares will be issued free of any preemptive right. The Company currently has at least Four Million (4,000,000) shares reserved for issuance upon conversion of the Debentures.

     6.5  Current Public Information.  The Company represents and warrants to
          --------------------------
          the Subscriber that the Company is a "reporting issuer" as defined in Rule 902(l) of Regulation S and it has a class of securities registered under Section 12(b) or 12(g) of the Exchange Act or is required to file reports pursuant to Section 13 or 15(d) of the Exchange Act, and has filed all the materials required to be filed as reports pursuant to the Exchange Act for a period of at least twelve
          (12) months preceding the date hereof (or for such shorter period as the Company was required by law to file such material), and all such filings have been made on a timely basis. The Company undertakes to furnish the Subscriber with copies of such information as may be reasonably requested by the Subscriber prior to consummation of this Offering.

     6.6  No Securities Offered in U.S. or to any U.S. Person.  The Company
          ---------------------------------------------------
          represents that it has not offered the Debentures to the Subscriber in the U.S. or to any person in the United States or any U.S. person (as defined in Regulation S) unless such U.S. person is a professional fiduciary of a non-U.S. person (as defined in Section (o) (2) through (o) (4) of rule 902 of Regulation S).

     6.7  No Directed Selling Efforts in Regard to this Transaction.  The
          ---------------------------------------------------------
          Company, nor any person acting for the Company, Placement Agent or any such distributor, has conducted any "directed selling efforts" in the United States, as the term "directed selling efforts" is defined in Rule 902(b) of Regulation S, which in general, means any activity undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for any of the Securities being offered in reliance upon Regulation S. Such activity includes, without limitation, the mailing of printed material to investors residing in the United States, the holding of promotional seminars in the United States, and the placement of advertisements with radio or television stations broadcasting in the United States or in
11
          publications with a general circulation in the United States, that refers to the offering of the Securities.

     6.8  Capitalization Structure of the Company.  The capitalization of the
          ---------------------------------------
          Company, as of the date of the Closing, after giving effect to the issuances of the Securities in this Offering, is as set forth in Exhibit G.
          ---------

     6.9  Termination Date of Offering.  In no event shall the Last Closing of a
          ----------------------------
          sale of a Debenture occur later than June 21, 1996, which date can be extended by up to ten (10) days upon written approval by the Company and the Placement Agent.

     6.10 Use of Proceeds.  As of the date hereof, the Company expects to use
          ---------------
          the proceeds from this Offering (less fees and expenses) for the purposes and in the approximate amounts as set forth in Exhibit H
                                                                  ---------
          hereto. These purposes and amounts are estimates and are subject to change.

     6.11 Underwriter's Fees and Rights of First Refusal.  The Company is not
          -----------------------------------------------
          obligated to pay any compensation or other fees, costs, or related expenditures in cash or securities to any underwriter, broker, agent or other representative other than the Placement Agent in connection with this Offering. The Company is not obligated to offer the securities offered hereunder on a right of first refusal basis or otherwise to any third parties including, but not limited to, current or former shareholders of the Company, underwriters, brokers, agents or other third parties.

7.   Covenants of Company.

     7.1  Independent Auditors.  The Company shall, until at least three (3)
          --------------------
          years after the date of the Last Closing, maintain as its independent auditors an accounting firm authorized to practice before the Commission.

     7.2  Corporate Existence and Taxes.  The Company shall, until at least the
          -----------------------------
          earlier of three (3) years after the date of the Last Closing or the conversion or redemption of all the Debentures purchased pursuant to this Agreement maintain its corporate existence in good standing (provided, however, that the foregoing covenant shall not prevent the Company from entering into any merger or corporate reorganization as long as the surviving entity in such transaction, if not the Company, assumes the Company's obligations with respect to the Debentures) and shall pay all its material taxes when due except for taxes which the Company reasonably disputes.

     7.3  Opinion of Counsel.  Subscriber shall, upon purchase of the
          ------------------
          Debentures, receive an opinion letter from outside counsel to the Company, substantially in the form attached hereto as Exhibit C, to
                                                                ---------
          the effect that (i) the Company is duly incorporated and validly existing under the laws of the state of Delaware; (ii) this Agreement, the Registration Rights Agreement, the Irrevocable Instructions to Transfer Agent, the Escrow Agreement, the issuance of the Debentures, and the issuance of the Common Stock upon conversion of the Debentures (and the reservation of a sufficient number of shares of Common Stock into which the Debentures can be converted) have been duly authorized by all required corporate action, and that all such Shares, upon delivery, shall be validly issued and outstanding, fully paid and nonassessable; (iii) this Agreement, the Registration Rights Agreement, the Irrevocable Instructions to Transfer Agent and the Escrow Agreement constitute valid and binding obligations of the Company, enforceable in accordance with their terms, except as enforceability of any indemnification provisions may be limited by principles of public policy, and subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of laws governing specific performance and other equitable remedies; (iv) based upon the representations and warranties of the Subscribers contained in the Regulation S Subscription Agreements entered into in connection with the Offering, the issuance of the Debentures and the issuance of the Shares upon conversion of the Debentures in accordance with their terms by the Subscriber (assuming that no commission or other remuneration is paid or given, directly or indirectly, for soliciting such conversion) will not be subject to the registration provisions of the Act; and (v) the execution, delivery and performance of this Agreement and the other agreements entered into in connection herewith, does not conflict with or result in a breach of the Company's Articles of Incorporation, By-laws, or any material agreement to which the Company is a party or by which its property is bound or any judgment, or decree to which it is subject.

     7.4  Registration Rights.  The Company will grant Subscriber the
          -------------------
          registration rights covering the Common Stock issuable on conversion of the Debentures on the terms of the Registration Rights Agreement substantially in the form attached hereto as Exhibit B.
                                                       ---------

     7.5  Notification of Final Closing Date & Restricted Period by Company.
          -----------------------------------------------------------------
          Within five (5) business days after the Last Closing, the Company shall notify the Subscriber in writing that the Last Closing has occurred, the date of the Last Closing, the date upon which the forty
          (40) day Restricted Period will terminate with respect to the Securities, the dates that the subscribers are entitled to convert the respective portions of their Debentures, the value of the Fixed Conversion Price, as that term is defined in the Debenture, and the name and telephone number of an administrative contact person at the Company whom the Subscriber may contact regarding information related to conversion of the Debenture and/or advance notice of redemption as contemplated by the Debenture.

     7.6  Payments for Late Conversion or Failure to Reserve Authorized but
          -----------------------------------------------------------------
          Unissued Common Stock.
          ---------------------

          (a) Payments for Late Conversion. As set forth in the Debenture, the Company shall use its best efforts to issue and deliver, within two (2) business days after the Subscriber has fulfilled all conditions and submitted all necessary documents duly executed and in the proper form required for conversion (the "Deadline") (including the original Debenture(s)), to such Holder of Debentures at the address of the Holder on the books of the Company, a certificate or certificates for the number of Shares of Common Stock to which the Holder shall be entitled upon submission of a notice of conversion. The Company understands that a delay in the issuance of the Shares of Common Stock beyond the Deadline could result in economic loss to the Holder. As compensation to the Holder for such loss, the Company agrees to pay late payments to the Holder for late issuance of Shares upon Conversion in accordance with the following schedule (where "No. Business Days Late" is defined as the number of business days beyond five (5) business days from the date of receipt by the Company of a notice of conversion and the Transfer Agent of all necessary documentation duly executed and in proper form required for conversion, including the original Debentures to be converted, all in accordance with the subscription documents):

                                        Late Payment For Each
                                    $10,000 Of Debenture Principal
          No. Business Days Late        Amount Being Converted
          ----------------------        ----------------------


               1                           $50
               2                           $100
               3                           $150
               4                           $200
               5                           $250
               6                           $300
               7                           $350
               8                           $400
               9                           $450
               10                          $500
              >10                          $500 + $100 for each
                                           Business Day Late beyond 10 days

               To the extent that the failure of the Company to issue the Common Stock pursuant to this Section 7.6 is due to the unavailability of authorized but unissued shares of Common Stock, the provisions of this Section 7.6(a) shall not apply but instead the provisions of Section 7.6(b) shall apply.

               The Company shall pay any payments incurred under this Section 7.6(a) inimmediately available funds within three (3) business days from the date of issuance of the applicable Common Stock. Nothing herein shall limit a Holder's right to pursue actual damages for the Company's failure to issue and deliver Common Stock to the Holder pursuant to the terms of the Debenture.

          (b) Payments for Failure to Reserve Authorized but Unissued Common Stock. If, at any time a Holder of Debentures submits a Notice of Conversion (as defined in the Debenture) and the Company does not have sufficient authorized but unissued shares of Common Stock available to effect, in full, a conversion of the Debentures under Section 4 of the Debenture (a "Conversion Default", the date of such default being referred to herein as the "Conversion Default Date"), the Company shall issue to the Holder all of the shares of Common Stock which are available, and the Notice of Conversion as to any Debentures requested to be converted but not converted (the "Unconverted Debentures") shall become null and void. The Company shall provide notice of such Conversion Default ("Notice of Conversion Default") to all Holders of outstanding Debentures, by facsimile, within one (1) business day of such default (with the original delivered by overnight or two (2) day courier). No Holder may submit a Notice of Conversion after receipt of a Notice of Conversion Default until the date additional shares of Common Stock are authorized by the Company.

               The Company agrees to pay to all Holders of outstanding Debentures payments for a Conversion Default ("Conversion Default Payments") in the amount of (N/365) x (.24) x the initial issuance price of the outstanding Debentures held by each Holder where N = the number of days from the Conversion Default Date to the date (the "Authorization Date") that the Company authorizes a sufficient number of shares of Common Stock to effect conversion of all remaining Debentures. The Company shall send notice ("Authorization Notice") to each Holder of outstanding Debentures, by facsimile, within one (1) business day after the Authorization Date (with the original delivered by overnight or two (2) day courier) that additional shares of Common Stock have been authorized, the Authorization Date and the amount of Holder's accrued Conversion Default Payments. The accrued Conversion Default shall be paid in cash or shall be convertible into Common
14

               Stock at the Conversion Rate (as that term is defined in the Debenture), at the Holder's option, payable as follows:
               (i) in the event Holder elects to take such payment in cash, cash payments shall be made to each Holder of outstanding Debentures by the fifth (5th) day of the following calendar month, or (ii) in the event Holder elects to take such payment in stock, the Holder may convert such payment amount into Common Stock at the Conversion Rate at any time after the fifth (5th) day of the calendar month following the month the Authorization Notice was received, until the automatic conversion date set forth in the Debenture. The Company will use its best effort to increase the number of authorized shares as soon as practicable following the Conversion Default.

               Nothing herein shall limit the Subscriber's right to pursue actual damages for the Company's failure to maintain a sufficient number of authorized shares of Common Stock.

     7.7  Listing.  The Company shall maintain the listing of the shares of
          -------
          Common Stock on NASDAQ-Small Cap Market or National Market System or another national securities exchange or quotation system.

8.   Governing Law.

     This Agreement shall be governed by and construed in accordance with the laws of the state of California, U.S.A. applicable to agreements made in and wholly to be performed in that jurisdiction, except for matters arising under the Act or the Exchange Act which matters shall be construed and interpreted in accordance with such laws. Any action brought to enforce, or otherwise arising out of, this Agreement shall be heard and determined only in either a federal or state court sitting in the County of San Mateo in the State of California, U.S.A.

9.   Entire Agreement; Written Amendments Required

     This Agreement, the Debentures, the Registration Rights Agreement the Irrevocable Instructions to Transfer Agent, the Escrow Agreement and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

10.  Written Notices, Etc.

     Any notice, demand or request required or permitted to be given by either the Company or the Subscriber pursuant to the terms of this Agreement shall be in writing and shall be deemed given when delivered personally, or by facsimile (with a hard copy to follow by either overnight or two (2) day courier), addressed to the parties at the addresses and/or facsimile telephone number of the parties set forth at the end of this Agreement or such other address as a party may request by notifying the other in writing.

11.  Execution in Counterparts Permitted

     This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one (1) instrument.

12.  Representations and Warranties Survive the Closing; Agreement is Severable.

     The Subscriber's and the Company's representations and warranties shall survive the closing of the transaction notwithstanding any due diligence investigation made by or on behalf of the party seeking to rely thereon. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

13.  Titles and Subtitles; Gender.

     The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement. The use in this Agreement of a masculine, feminine or neuter pronoun shall be deemed to include a reference to the others.

14.  Exact Registered Name of Security  Holder; Offshore Delivery Instructions.

     Subscriber agrees to provide Company with the exact name in which he, she or it wishes the Securities to be registered by providing that information on the accompanying signature page of this Agreement. Additionally, Subscriber also agrees to provide Company with detailed delivery instructions to an offshore addressee and will also provide that information on the accompanying signature page of this Agreement.

15.  Subscriber to Forward Original Signed Subscription Agreement to Company.

     Subscriber agrees to courier to Company his, her or its original inked signed Subscription Agreement within two (2) days after faxing said signed agreement to the Placement Agent.

16.  Limitations on Assignment of this Agreement.

     Neither party to this Agreement may assign this Agreement without the written consent of the other (which may be withheld for any reason); provided, however, that Subscriber may assign its rights to any accredited investor who is a non-U.S. person controlled by, controlling or under common control with the Subscribers or to any other accredited investor who is a non-U.S. person to which it transfers Securities. Further, this provision does not limit the Subscriber's right to transfer the Securities pursuant to the terms of the Debenture and this Agreement.

17.  Subscription and Wiring Instructions; Irrevocability.

     (a) Subscriber shall send its signed Subscription Agreement by facsimile to Placement Agent at (770) 640-7150, and shall send its subscription funds by wire transfer, to the Escrow Agent as follows:

               First Union National Bank of Georgia
               Attn:  Rick Schaal
               Corporate Trust Administration
               999 Peachtree Street, N.E., Suite 1100
               Atlanta, Georgia  30309
               Fax:  404-827-7305

               First Union National Bank
               ABA #: 053000219
               Acct. #:  465946
               Attn:  Claire Moore
               Ref. Account Name:  Blyth Holdings, Inc./Swartz Investments, LLC
               ACCT:  3072233112
               Contact: Nicole Stefanini
               Phone:  404-827-7326

               SWIFT Code:  FUNBUS33

     (b) The Subscriber hereby acknowledges and agrees, subject to the provisions of any applicable laws providing for the refund of subscription amounts submitted by the Subscriber, that this Agreement is irrevocable and that the Subscriber is not entitled to cancel, terminate or revoke this Agreement; provided, however, that if the conditions to Closing are not satisfied prior to the termination date of this offering as determined in accordance with Section 6.9 or if the Disclosure Documents are discovered prior to Closing to contain statements which are materially inaccurate, or omit statements of material fact, the Subscriber may revoke or cancel this Agreement.

     (c) This Agreement shall be accepted by the Company when the Company countersigns this Agreement. The Subscriber hereby confirms that the Company has full right in its sole discretion to accept or reject the subscription of the Subscriber, in whole or in part, provided that, if the Company decides to reject such subscription, the Company must do so promptly and in writing. In the case of rejection, the Company will promptly return any rejected payments (together with any interest earned on such rejected funds in the Escrow account) and (if rejected in whole) copies of all executed subscription documents (including without limitation this Agreement) to Subscriber.

18.  Indemnification.

     The Company shall indemnify and hold harmless the Subscriber and the Placement Agent and each of their officers, directors, employees, partners, control persons and agents (a "Subscriber Indemnified Party") who is or may be a party to any threatened, pending, or completed action, suit or proceeding of any kind, against any losses, damages, liabilities and expenses (including reasonable attorneys fees) suffered or incurred by a Subscriber Indemnified Party and not otherwise reimbursed, arising from or due to any representation or warranty made by the Company contained in this Agreement or contained in the Disclosure Documents that is determined to be a misstatement of applicable facts or omission to state applicable facts in connection with the Offering.

     The Subscriber shall indemnify and hold harmless the Company and the Placement Agent and each of their officers, directors, employees, partners, control persons and agents (a "Company Indemnified Party") who is or may be a party to any threatened, pending, or completed action, suit or proceeding of any kind, against any losses, damages, liabilities and expenses (including reasonable attorneys fees) suffered or incurred by a Company Indemnified Party and not otherwise reimbursed, arising from or due to any representation or warranty made by the Subscriber contained in this

Agreement that is determined to be a misstatement of applicable facts or omission to state applicable facts in connection with the Offering.

                           [Intentionally Left Blank]

19. Amount

     The undersigned hereby subscribes for _________________________ principal amount of Debentures, and pays herewith funds in the amount of ________________________ U.S. Dollars ($______________U.S.) on the terms and conditions of this Agreement.

     The undersigned acknowledges that this Agreement and the subscription represented hereby shall not be effective unless accepted by the Company as indicated below.

Dated this _____ day of ___________, 1996.

__________________________________  _______________________________________
          Your Signature            EXACT NAME IN WHICH YOU WANT
                                    THE SECURITIES TO BE REGISTERED
                                    (Please Print Exact Registered Name)
                                            -----
                                    OFFSHORE DELIVERY INSTRUCTIONS:
__________________________________  _______________________________________
        Name: Please Print          Please type or print address where your
                                    security is to be delivered.


                                    ATTN: _________________________________

___________________________________ _______________________________________
Title/Representative Capacity            Street Address
      (if applicable)
___________________________________ _______________________________________
Name of Company You Represent            Street Address
      (if applicable)
___________________________________ _______________________________________
Place of Execution of this           City, State or Province, Country
        Agreement
                                    _______________________________________
                                         Offshore Postal Code

                                    _________________________________
                                    Phone Number (For Federal Express)

                                    _________________________________
                                    Facsimile Number (re: Notice)



     THIS SUBSCRIPTION IS ACCEPTED BY THE COMPANY ON THE ____ DAY OF ________________ 1996.

                    BLYTH HOLDINGS, INC.

                    By:_________________________________
                              (Signature)
                    Print Name: __________________________
                     Title: _______________________________


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

                              BLYTH HOLDINGS, INC.

           FIDUCIARY, ADMINISTRATOR, EXECUTOR OR TRUSTEE CERTIFICATE
           ---------------------------------------------------------


     Nature of Signatory.  The signatory to this Agreement hereby represents and
     -------------------
     warrants that he, she or it is a professional fiduciary of Subscriber (as described in Section (o)(2) through (o)(4) of Rule 902 of Regulation S), acting solely in his capacity as holder of such account, in which case:

     (i)  the Subscriber is not a U.S. person (as defined in Regulation S); and

     (ii) either (sign either A, B or C, as applicable):

          A. The account for which the Securities are being purchased by Subscriber is a discretionary account or similar account (other than an estate or trust) which the undersigned manages and holds for the benefit or account of Subscriber and the Subscriber is not located in the U.S. at the time of signing this Agreement;

                                         ________________________  (signature)
                    OR

          B. The account for which the Securities are being purchased by Subscriber is the account of an estate of which the undersigned acts as executor or administrator, provided that an executor or administrator of the estate who is not a U.S. person (as defined in Regulation S) has sole or shared investment discretion with respect to the assets of the estate, and the estate is governed by foreign law and provided further that the Subscriber is not located in the U.S. at the time of signing this Agreement;

                                         ________________________  (signature)
                    OR

          C. The account for which the securities are being purchased by Subscriber is the account of a trust of which the undersigned acts as trustee, provided that the undersigned, who is not a U.S. person (as defined in Regulation S), has sole or shared investment discretion with respect to the trust assets, and no beneficiary of the trust (and no settlor if the trust is revocable) is a U.S. person (as defined in Regulation S) and provided further that the Subscriber is not located in the U.S. at the time of signing this Agreement.

                                         __________________________  (signature)


    ______________________________   _________________________________________
    Print Your Name                  Person or Entity for Whom You are Signing


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

                                   EXHIBIT J

                        NOTICE OF CONVERSION AND RESALE
                              BLYTH HOLDINGS, INC.

                    (To be Executed by the Registered Holder
                      in order to Convert the Debentures)

The undersigned hereby irrevocably elects to convert Debentures into shares of common stock ("Common Stock") of Blyth Holdings, Inc. (the "Company") according to the conditions of the Debenture, as of the date written below in connection with the resale of the underlying Common Stock. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. No fee will be charged to the Holder for any conversion, except for transfer taxes, if any.

The undersigned represents and warrants that all offers and sales by the undersigned of the shares of Common Stock issuable to the undersigned upon conversion of the Debentures shall be made in compliance with Regulation S, pursuant to registration of the Common Stock under the Securities Act of 1933, as amended (the "Act") or pursuant to an exemption from registration under the Act, subject to any restrictions on sale or transfer set forth in the Subscription Agreement between the Company and the original holder of the Debentures submitted herewith for conversion.

The undersigned hereby confirms that its representations and warranties contained within the Subscription Agreement between the undersigned and the Company are true and correct as of the date of this Notice (including but not limited to the fact that the undersigned is not an underwriter, dealer or other person who participates pursuant to a contractual arrangement in the distribution of the Securities offered or sold in reliance on Regulation S), or, if the undersigned is not the original Subscriber of the Debentures being converted, the undersigned hereby confirms and reaffirms its representations contained in the Purchaser Representation Letter which it executed in conjunction with purchasing the Debentures.

                                    Date of Conversion:_________________


                                    Applicable Conversion Price:___________


                                    Signature:__________________________


                                    Name:_____________________________


                                    Address: ___________________________


* No shares of Common Stock will be issued until the original Debenture(s) to be converted and the Notice of Conversion are received by the Company or its Transfer Agent. The Holder shall (i) fax, on or prior to 11:59 p.m., New York City time, on the date of conversion, a copy of this completed and fully executed Notice of Conversion to the Company at the office of the Company or its designated Transfer Agent for the Debenture(s) that the Holder elects to convert and (ii) surrender, to a common courier for delivery to the office of the Company or the Transfer Agent, the original Debenture(s) representing the Debenture(s) being converted. The Company or its Transfer Agent shall use its best efforts to issue shares of Common Stock and surrender them to a common courier for delivery to the Debenture Holder no later than two (2) business days following receipt of a facsimile of this Notice of Conversion and receipt by the
                                                              ---
Company or its Transfer Agent of the Debenture(s) to be converted and any other required documents, pursuant to the terms of the Debenture(s) and the Subscription Agreement, and shall make payments for the number of business days such issuance and delivery is late, pursuant to the terms of the Subscription Agreement.

                                   EXHIBIT R



23